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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 3, 2008

                           UNIVERSAL POWER GROUP, INC.
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             (Exact name of registrant as specified in its charter)

                 Texas                                   001-33207                               75-1288690
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   (State or other jurisdiction of                 (Commission File No.)                        (IRS Employer
           incorporation)                                                                     Identification No.)

           1720 Hayden Road
           Carrollton, Texas                                                                        75006
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(Address of principal executive offices)                                                          (Zip Code)

        Registrant's telephone number, including area code (469) 892-1122
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01: ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

       On November 3, 2008 (the "Effective Date"), Universal Power Group, Inc., ("UPG"), entered into a new agreement with Brink's Home Security, Inc. ("BHS") by which UPG will continue to provide third party logistics services to BHS (the "Agreement"). Under the Agreement, UPG will continue to provide assembling, shipping, storing, procuring and other related services to BHS during the term of the Agreement. The term of the Agreement will initially be for a period of 24 months from the Effective Date and will automatically renew for successive one year periods thereafter unless earlier terminated pursuant to its terms.

       In connection with the Agreement, UPG issued a press release on November 6, 2008, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

EXHIBIT NO.                                     DESCRIPTION
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10.1                       Third Party Logistics and Purchase Agreement*
99.1                       Press release, dated November 6, 2008*
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* Filed herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Universal Power Group, Inc.


Date:  November 7, 2008                  By: /s/ ROGER TANNERY
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                                             Name:  Roger Tannery
                                             Title: Chief Financial Officer